UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     November 1, 2007

CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554
(Commission File Number)	(IRS Employer Identification No.)

1001 Summit Blvd., Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

(404) 300-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition

On November 1, 2007, Crawford & Company (the “Company”) issued a press release containing unaudited information about the Company’s financial condition, results of operations, and cash flows for the third quarter of 2007. A copy of the press release is attached hereto as Exhibit 99.1.

The press release contains non-GAAP financial measures and a reconciliation to the related GAAP measure is included. Operating earnings is the key performance measures used by the Company’s senior management to evaluate the performance of its business and make resource allocation decisions. The Company believes this measure is useful to investors in that it allows them to evaluate the Company’s operating performance using the same criteria that management uses.

ITEM 9.01 Financial Statements, Pro Forma Financial Statements, and Exhibits

(c)	Exhibits

Exhibit No.	Description
99.1	Press Release dated November 1, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY (Registrant)

By:	/s/ W. Bruce Swain, Jr.
W. Bruce Swain, Jr. Executive Vice President—Finance and Chief Financial Officer

Dated: November 1, 2007

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued November 1, 2007

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